Exhibit 99.2

Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated financial statements are provided for informational purposes only and do not purport to represent what the actual consolidated results of operations or the consolidated financial position of the consolidated company would be had the Acquisition Transaction occurred on the dates assumed, nor are they necessarily indicative of future consolidated results of operations or consolidated financial position. The unaudited consolidated financial statements do not reflect any cost savings or synergies that the management of Target Group Inc. and Canary RX Inc. could have achieved if they were together through this period.

The unaudited pro forma consolidated statements of operations for the years presented give effect to the Acquisition Transaction as if they had been consummated, beginning of the earliest period presented. The unaudited pro forma balance sheets give effect to the Acquisition Transaction as if they had occurred on the dates of those balance sheets.

The effects of the Acquisition Transaction have been prepared using the assumptions and adjustments described in the accompanying notes.

We describe the assumptions underlying the pro forma adjustments in the accompanying notes, which should also be read in conjunction with these unaudited pro forma financial statements. Please read this information in conjunction with:

·	The audited financial statements of Canary RX Inc. for the years ended December 31, 2017 and 2016.

·	The audited financial statements of Target Group Inc. (Formerly known as Chess Supersite Corporation) for the years ended December 31, 2017 and 2016 included in its Annual Report on Form 10-K filed on March 28, 2018.

The unaudited pro forma consolidated financial statements should be read in conjunction with the information contained in the Current Report on Form 8-K.

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Unaudited Pro Forma Condensed Consolidated Financial Statements

Pro forma Condensed Consolidated Balance Sheets as of December 31, 2017.	Page 3

Pro forma Condensed Consolidated Statements of Operations for the year ended December 31, 2017.	Page 4

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.	Pages 5 & 6

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UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Target Group Inc. (Formerly known as Chess Supersite Corporation)

and

Canary RX Inc.

Pro Forma Condensed Consolidated Balance Sheet

as of December 31, 2017

(Unaudited)

	Target Group Inc.	Canary RX Inc.		Proforma	Pro Forma
	December 31, 2017	December 31, 2017		Adjustments
	$	$	Note	$	$

ASSETS
Current assets
Cash and cash equivalents	56	27,094			27,150
Prepaid asset	—	16,027			16,027
Accounts and other Receivable	—	43,118			43,118
	56	86,239		—	86,295

Long term assets
Intangible assets	—	931			931
Total long term assets	—	931		—	931
Total assets	56	87,170		—	87,226

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities
Accounts payable and accrued liabilities	109,741	164,862			274,603
Payable to related parties	123,697	128,293			251,990
Shareholder advances	304,322	—			304,322
Convertible Promissory notes, net	572,718	—			572,718
Derivative liability	951,836	—			951,836
Total current liabilities	2,062,314	293,155		—	2,355,469
Warrants liability	—	—	(b)	3,684	3,684
Total liabilities	2,062,314	293,155		3,684	2,359,153

Contingencies and commitments	—

Stockholders' deficit
Preferred stock, $0.0001 par value, 20,000,000 shares authorized; 1,000,000 shares issued and outstanding as at December 31, 2017	100				100
Common stock, $0.0001 par value, 20,000,000,000 shares authorized, 14,973,819 common shares outstanding as at December 31, 2017	1,497		(b)	25,500	26,997
1,150,940 common shares issued and outstanding as of December 31, 2017		883,975	(a)	(883,975)	—
Shares to be issued	73,000				73,000
Additional paid-in capital	5,057,758		(b)	255,000	(1,282,064)
			(a)	(7,194,613)
			(a)	599,791
Accumulated other comprehensive income		(5,350)			(5,350)
Accumulated deficit	(7,194,613)	(1,084,610)	(a)	7,194,613	(1,084,610)
Total stockholders' deficit	(2,062,258)	(205,985)		(3,684)	(2,271,927)
Total liabilities and stockholders' deficit	56	87,170		—	87,226

See accompanying notes to these unaudited pro forma condensed consolidated financial statements

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UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Target Group Inc. (Formerly known as Chess Supersite Corporation)

and

Canary RX Inc.

Pro Forma Condensed Consolidated Statement of operations

For the year ended December 31, 2017

(Unaudited)

	Target Group Inc.	Canary RX Inc.		Proforma	Pro Forma
	Year ended	Year ended		Adjustments
	December 31, 2017	December 31, 2017	Note
	$	$		$	$
REVENUE	15,434	—			15,434

OPERATING EXPENSES

Commitment Fee	140,000	—			140,000
Salaries and wages	—	200,946			200,946
Advisory and consultancy fee	36,000	110,151			146,151
Management services fee to related parties	300,000	—			300,000
Legal and professional fees	109,739	58,016			167,755
Software development expense	86,088	—			86,088
Donation	—	—			—
Impairment	124,357	—			124,357
Website development and marketing expenses	87,307	67			87,374
Rent and Utilities	14,849	—			14,849
Travel expenses	11,874	—			11,874
Amortization on intangibles	13,254	—			13,254
Office and general	1,273	148,842			150,115

Total operating expenses	924,741	518,022			1,442,763

OTHER INCOME AND EXPENSES

Change in fair value of derivative liability	955,305	—			955,305
Net gain on settlement of liability	(226,306)	—			(226,306)
Interest and bank charges	104,372	2,383			106,755
Exchange loss	4	—			4

Net loss before income taxes	(1,742,682)	(520,405)			(2,263,087)

Income taxes	—	—			—
Net loss	(1,742,682)	(520,405)			(2,263,087)

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UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Target Group Inc. (Formerly known as Chess Supersite Corporation)

and

Canary RX Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Information

Note 1. Description of the Proposed Transaction

On June 27, 2018, Canary RX Inc. (Canary), a privately held corporation found under the laws of Ontario, entered into an Agreement and Plan of Share Exchange (“Exchange Agreement”) with Target Group Inc., a public entity incorporated in Delaware, USA (“Target”).

The Exchange Agreement provides that, subject to its terms and conditions, Target will issue to Canary’s shareholders an aggregate of 25,500,000 shares of the Target’s Common Stock in exchange for all of the issued and outstanding common stock held by the Canary’s shareholders. In addition of its common stock, Target will issue to Canary’s shareholders, prorata Common Stock Purchase Warrants purchasing an aggregate of 25,000,000 shares of Target’s Common Stock at a price per share of $0.10 for a period of two years following the issuance date of the Warrants. Upon the closing of the Exchange Agreement, Canary’s shareholders will hold approximately 46.27% of the issued and outstanding Common Stock of Target and Canary will continue its business operations as a wholly-owned subsidiary of the Target.

Note 2. Basis of Presentation

Target and Canary report on a calendar year basis and are utilizing financial statements as of December 31, 2017 for these pro forma condensed consolidated financial statements.

The unaudited pro forma financial statements are based on the historical financial statements of Target and Canary after giving effect to the share exchange transaction. The Management has used the assumptions and adjustments described in the accompanying note 3 to the unaudited pro forma consolidated financial statements.

The Acquisition Transaction will be accounted for using the acquisition method in accordance with the Financial Accounting Standards Board (ASC Topic 805, “Business Combinations”).

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UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Target Group Inc. (Formerly known as Chess Supersite Corporation)

and

Canary RX Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Information

Note 3. Pro Forma Adjustments

The unaudited pro forma consolidated financial statements give effect to the following adjustments:

a.	Adjustments to eliminate Canary’s share capital and accumulated losses.

b.	Issuance of an aggregate of approximately 25,500,000 shares of Target’s common stock to the Canary’s shareholders, par value $0.001, in exchange for 100% of equity interests of Canary held by the Canary shareholders in accordance with the Exchange Agreement dated June 27, 2018.

In addition of the common stock, issuance of a pro rata Common Stock Purchase Warrants purchasing an aggregate of 25,000,000 shares of Target’s Common Stock at a price per share of $0.10 for a period of two years following the issuance date of the Warrants.

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